SUPPLEMENT DATED NOVEMBER 9, 2004
                         TO DREYFUS FOUNDERS FUNDS, INC.
                      CLASS F PROSPECTUS DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)


REVENUE SHARING

The Funds' distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any 12b-1 fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.

From time to time, the Funds' distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

FEE WAIVERS

The section of the prospectus entitled "Fund Summaries - Dreyfus Founders Government Securities Fund" is hereby amended on page 11 by revising footnotes 1 and 2 to the fee table to read as follows:

      1 Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2005, and will not be terminated without prior notice to the Funds' Board of Directors.

      2 Certain 12b-1 fees for the Government Securities Fund have been waived pursuant to a contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.03%. This waiver will extend through at least August 31, 2005, and will not be terminated without prior notice to the Funds' Board of Directors.

The section of the prospectus entitled "Fund Summaries - Dreyfus Founders Money Market Fund" is hereby amended on page 21 by revising footnote 1 to the fee table to read as follows:

      1 Founders has agreed to reduce the Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2005, and will not be terminated without prior notice to the Funds' Board of Directors.

                                                                November 9, 2004

                         DREYFUS FOUNDERS BALANCED FUND
                        CLASS A, B, C, R AND T PROSPECTUS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

The section of the fund's prospectus entitled "Expenses" is hereby amended on page 4 by revising footnote 2 to the fee table to read as follows:

      2 These expenses include custodian, transfer agency and accounting agent fees, and other customary fund expenses. Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes for certain transfer agency expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2005, and will not be terminated without prior notification to the fund's board of directors. Founders' previous commitment to also reimburse these share classes for certain printing expenses was terminated effective September 1, 2004.

                                                                November 9, 2004

                          DREYFUS FOUNDERS FUNDS, INC.
                       CLASS A, B, C, R AND T PROSPECTUSES

                           SUPPLEMENT TO PROSPECTUSES
                                DATED MAY 1, 2004
                          (AS PREVIOUSLY SUPPLEMENTED)

The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.